Exhibit (10)(a)

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 21 to the 1933 Act Registration Statement (Form N-4 No. 333-181617) and Amendment No. 415 to the 1940 Act Registration Statement (Form N-4 No. 811-08441), and to the use therein of our reports dated (a) April 1, 2020, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) April 15, 2020, with respect to the financial statements of Lincoln Life & Annuity Variable Annuity Account H for the registration of interests in a separate account under individual flexible payment deferred variable annuity contracts.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
August 14, 2020